EXHIBIT 32(b)

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Brinker International, Inc. (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q/A for the quarter ended September 29, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  January 19, 2005                                          By:/s/ Charles M. Sonsteby
                                                                                   Charles M. Sonsteby,
                                                                                   Executive Vice President and
                                                                                   Chief Financial Officer
                                                                                   (Principal Financial Officer)